UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 23, 2022

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information and disclosures set forth in Item 5.03 hereof are incorporated by reference into this Item 3.03 in their entirety.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Vertex Energy, Inc. (the “Company”, “we” and “us”) previously designated (a) 5,000,000 shares of preferred stock as Series A Convertible Preferred Stock (“Series A Preferred Stock”); (b) 10,000,000 shares of preferred stock as Series B Preferred Stock; (c) 17,000,000 shares of preferred stock as Series B1 Preferred Stock; and (d) 44,000 shares of preferred stock as Series C Convertible Preferred Stock (“Series C Preferred Stock”)(collectively, the “Preferred Stock”).

The Company filed Certificates of Withdrawal relating to each series of Preferred Stock with the Secretary of State of Nevada and terminated the designation of its Series A Preferred Stock (on August 24, 2022); Series B Preferred Stock (on August 24, 2022); Series B1 Preferred Stock (on August 23, 2022) and Series C Preferred Stock (on August 23, 2022). At the time of the filing of the Certificates of Withdrawal, no shares of any of the previously designated series of Preferred Stock were outstanding. The Certificates of Withdrawal were effective upon filing, and eliminated from our Articles of Incorporation all matters set forth in the previously-filed Certificates of Designation with respect to the previously designated series of Preferred Stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate, Amendment or Withdrawal of Designation, relating to the Series A Convertible Preferred Stock, filed with the Secretary of State of Nevada on August 24, 2022
3.2	Certificate, Amendment or Withdrawal of Designation, relating to the Series B Preferred Stock, filed with the Secretary of State of Nevada on August 24, 2022
3.3	Certificate, Amendment or Withdrawal of Designation, relating to the Series B1 Preferred Stock, filed with the Secretary of State of Nevada on August 23, 2022
3.4	Certificate, Amendment or Withdrawal of Designation, relating to the Series C Convertible Preferred Stock, filed with the Secretary of State of Nevada on August 23, 2022
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: August 25, 2022	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer